(PORTFOLIO 21 LOGO)

                                  PORTFOLIO 21

                               SEMI-ANNUAL REPORT
                                  (Unaudited)

                            For the Six Months Ended

                               February 28, 2002

Dear Portfolio 21 Investors:

Uncertainty in our economy and in our world communities has made the past six months--and longer--a difficult time at many levels. It isn't surprising that the stock markets worldwide have shown little sense of direction or conviction. During times like this, we remind ourselves that the investment philosophy and methodology for Portfolio 21 are intended to serve us well into the 21st century. And, despite current conditions, investors have continued to add money to the fund, exhibiting agreement with our long-term approach.

Following is a summary of fund performance and activities for the six-month period ending February 28, 2002, as well as performance for one year and since inception:

FINANCIAL PERFORMANCE

For the six months ending February 28, 2002, Portfolio 21's return was 2.97% compared with -4.70% for our benchmark, the Morgan Stanley World Index. For the one-year period ended February 28, 2002, the fund's return was -2.04%, and, for its 29-month life (inception date 09/30/99), the average annual return has been -1.77%. The Morgan Stanley World Equity Index returned -14.00% for the past one year and -8.00% for the 29 months ending February 28, 2002. We are using this index as our benchmark since Portfolio 21 invests in the world's developed markets.

During the six-month period since our last report, the stock market has experienced a good deal of volatility, recovering in the fourth quarter of 2001, after 9/11, and "flip-flopping" during January and February. In general, consumer stocks performed quite well, leaving most of those in the technology and telecommunications sectors behind.

Some of our Swedish companies did well--Electrolux, SCA, Volvo, and Axfoods. US food companies (Horizon Organic, United Foods, and Whole Foods) also performed well as did Ballard Power (Canada). With the exception of Nokia and Swisscom, our communications stocks declined for the period, as did our technology stocks.

As new money has come into the fund, we have been judicious in adding to our stock holdings. Other than divesting of one company that no longer meets our selection criteria (see below), we have not sold positions to generate cash, but we have been cautious about immediately investing all available cash.

ENVIRONMENTAL SUSTAINABILITY

We have added five new companies and made the decision to divest of one. One of the new companies in the Portfolio is Henkel, a diversified German company with a broad range of products, many of them chemical-related. As a chemical company Henkel is far from achieving true sustainability. However, this company stands out in its industry due to its unusual commitment to sustainable development.
In fact, not only has Henkel made a strong commitment in this area, but the company aims to differentiate itself from its competitors based on its ecological position. Henkel believes it can generate a competitive advantage through sustainable products.

Other companies added include the natural and organic foods distributor, United Natural Foods Inc.; recycled plastic lumber manufacturer Trex Company Inc.; Canon, a leader in office products; and Siemens, a large German company involved in a variety of industries including information and communications, automation and control, power, transportation, medical products, lighting, and household appliances. In addition to its eco-efficiency projects, the most striking aspect of Siemens' approach to addressing environmental sustainability is the company's strategic visioning. Siemens' picture of the future recognizes a number of global challenges including population explosion, global warming, water shortages, limited primary resources, pollution, and traffic overload. Siemens' strategy is to provide a variety of products and services that contribute to the development of sustainable solutions.

We have also made a decision to divest the fund's holdings in Nike. The company was first included in Portfolio 21 in 1999, as the company met our rigorous selection criteria for environmental sustainability. We were, of course, also concerned with Nike's performance on global labor issues. At that time we believed that Nike's then newly developed policies and corrective actions designed to address human rights issues would lead to continued improvements. In February 2002, we reviewed Nike's performance in this area. We found that improvements and progress had not proceeded at a rate that meets our baseline social criteria. As a result, we made the decision to remove Nike from Portfolio 21.

SHAREHOLDER ACTIVISM AND COMMUNITY DEVELOPMENT

We encourage you to visit the fund's website www.portfolio21.com. You will find a section on Activism and Community Development which includes our activism log. During the past six months, we initiated a formal policy of notifying companies that we have rated but rejected for Portfolio 21. In the notification letter we specify the reasons we believed the company might qualify for inclusion as well as the reasons why it did not meet our criteria and has not been included it in Portfolio 21. You will find details in the activism log.

During the past six months we added to our community investments and deposited funds with the Permaculture Credit Union as part of the fund's commitment to 1% in Community Development, an initiative of the Social Investment Forum.

INFORMATION AVAILABILITY

Please visit the fund's website. You'll find lots of information, including a monthly market update and complete company profiles.

YOUR INPUT REQUESTED

If you have comments or suggestions about Portfolio 21, you can contact us via our website, or call us at 877-351-4115, ext. 21, or email welcome@portfolio21.com. Also, we would love to have your email address so we can communicate with you electronically. If you haven't heard from us via email and would like to, please call or email with your address.

                        Sincerely,

                        /s/Leslie E. Christian

                        Leslie E. Christian

Past performance does not guaranteed future results. Investment return and principal value of the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Morgan Stanley World Index is an unmanaged index commonly used to measure equity performance. You cannot invest directly in an index. Portfolio 21 may invest in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting standards.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the following semi-annual report for the fund's holdings as of February 28, 2002.

This material must be preceded or accompanied by a current prospectus.

Quasar Distributors, LLC, distributor.

SCHEDULE OF INVESTMENTS at February 28, 2002 (Unaudited)

  SHARES                                                              VALUE
  ------                                                              -----
COMMON STOCKS: 80.1%

APPAREL/TEXTILES: 2.0%
     5,000   NIKE, Inc. - Class B
               (United States)                                     $   294,300
                                                                   -----------

AUTO/TRUCK MANUFACTURERS: 1.3%
     3,000   Volvo AB (Sweden)                                          52,753
     8,150   Volvo AB - Sponsored
               ADR (Sweden)#<F1>                                       141,158
                                                                   -----------
                                                                       193,911
                                                                   -----------

BANKS: 6.0%
     4,200   Deutsche Bank AG
               (Germany)                                               248,127
     2,600   Deutsche Bank AG
               (NYSE) (Germany)*<F2>#<F1>                              152,984
     9,505   UBS AG (Switzerland)#<F1>                                 441,412
     5,995   Wainwright Bank & Trust
               Co. (United States)                                      46,401
                                                                   -----------
                                                                       888,924
                                                                   -----------

BIOTECHNOLOGY: 2.1%
    15,325   Novozymes A/S
               (Denmark)                                               310,389
                                                                   -----------

BUILDING MATERIALS: 0.8%
     4,950   JM AB (Sweden)                                            117,554
                                                                   -----------

COMMUNICATION EQUIPMENT: 4.8%
    19,625   Nokia Oyj - Sponsored
               ADR (United States)                                     407,611
    23,500   Nortel Networks Corp.
               (Canada)                                                119,145
    41,100   Telefonaktiebolaget LM
               Ericsson - Sponsored
               ADR (Sweden)#<F1>                                       173,442
                                                                   -----------
                                                                       700,198
                                                                   -----------

COMMUNICATION SERVICES: 6.8%
    23,350   AT&T Corp.
               (United States)                                         362,859
    29,076   AT&T Wireless Services,
               Inc (United States)*<F2>                                293,377
     9,525   Swisscom AG - Sponsored
               ADR (Switzerland)#<F1>                                  281,845
       200   Swisscom AG (Switzerland)                                  58,261
                                                                   -----------
                                                                       996,342
                                                                   -----------

COMPUTERS - HARDWARE: 5.5%
    15,900   Hewlett-Packard Co.
               (United States)                                         319,908
     4,925   International Business
               Machines Corp.
               (United States)                                         483,241
                                                                   -----------
                                                                       803,149
                                                                   -----------

DIVERSIFIED MANUFACTURING: 1.6%
     4,100   Siemens AG
               (Germany)                                               242,220
                                                                   -----------

ELECTRIC COMPANIES: 0.4%
     3,000   Graninge AB (Sweden)                                       53,040
                                                                   -----------

ELECTRONICS: 4.0%
    63,000   Mitsubishi Electric
               Corp. (Japan)                                           226,437
     1,175   Mitsubishi Electric
               Corp. - Unsponsored
               ADR (Japan)#<F1>                                         42,232
     6,900   Sony Corp. - Sponsored
               ADR (Japan)#<F1>                                        318,780
                                                                   -----------
                                                                       587,449
                                                                   -----------

ELECTRONICS - INSTRUMENTATION: 2.6%
    12,200   Agilent Technologies,
               Inc. (United States)*<F2>                               380,030
                                                                   -----------

ELECTRONICS - SEMICONDUCTOR: 2.6%
    13,155   STMicroelectronics
               N.V. (France)#<F1>                                      387,546
                                                                   -----------

ENERGY: 6.4%
     7,950   AstroPower, Inc.
               (United States)*<F2>                                    277,137
     6,925   Ballard Power Systems
               Inc. (Canada)*<F2>                                      182,474
    15,100   IMPCO Technologies,
               Inc. (United States)*<F2>                               158,399
     3,200   NEG Micon A/S
               (Denmark)*<F2>                                           81,946
     6,000   Plug Power, Inc.
               (United States)*<F2>                                     51,960
     8,400   Vestas Wind Systems
               AS (Denmark)                                            197,020
                                                                   -----------
                                                                       948,936
                                                                   -----------

ENVIRONMENTAL: 0.5%
     9,300   Tomra Systems ASA -
               Sponsored ADR
               (Norway)#<F1>                                            75,146
                                                                   -----------

FOOD - RETAIL: 4.8%
    12,700   Axfood AB (Sweden)                                        179,627
     4,300   United Natural Foods,
               Inc. (United States)*<F2>                               101,996
     7,870   Whole Foods Market, Inc.
               (United States)*<F2>                                    349,822
    10,187   Wild Oats Markets, Inc.
               (United States)*<F2>                                     82,005
                                                                   -----------
                                                                       713,450
                                                                   -----------

FOOD PROCESSING: 1.7%
    16,550   Horizon Organic Holding
               Corp. (United States)*<F2>                              257,352
                                                                   -----------

HEALTHCARE - MEDICAL PRODUCTS: 4.6%
     9,125   Novo Nordisk A/S -
               Sponsored ADR
               (Denmark)#<F1>                                          356,331
     1,400   Novo Nordisk A/S
               (Denmark)                                                54,348
     7,647   Zimmer Holdings, Inc.
               (United States)*<F2>                                    273,457
                                                                   -----------
                                                                       684,136
                                                                   -----------

HOUSEHOLD FURNITURE/APPLIANCES: 2.5%
     6,655   Electrolux AB - Sponsored
               ADR (Sweden)#<F1>                                       240,179
     6,900   Electrolux AB (Sweden)                                    123,969
                                                                   -----------
                                                                       364,148
                                                                   -----------

INSURANCE: 2.8%
     2,471   Swiss Reinsurance
               (Switzerland)                                           222,178
     2,150   Swiss Reinsurance -
               Sponsored ADR
               (Switzerland)#<F1>                                      193,316
                                                                   -----------
                                                                       415,494
                                                                   -----------

MISCELLANEOUS FABRICATED PRODUCTS: 1.7%
    10,775   SKF AB (Sweden)                                           252,284
                                                                   -----------

OFFICE FURNISHINGS: 3.0%
    27,000   Interface, Inc.
               (United States)                                         133,650
    13,420   Herman Miller, Inc.
               (United States)                                         312,149
                                                                   -----------
                                                                       445,799
                                                                   -----------

PAPER & FOREST PRODUCTS: 1.7%
     7,730   Svenska Cellulosa AB
               (Sweden)                                                248,583
                                                                   -----------

PHARMACEUTICALS: 5.0%
     5,400   Baxter International Inc.
               (United States)                                         299,592
     9,175   Bristol-Myers Squibb Co.
               (United States)                                         431,225
                                                                   -----------
                                                                       730,817
                                                                   -----------

PLASTIC PRODUCTS: 0.6%
     4,300   Trex Company, Inc.
               (United States)*<F2>                                     94,600
                                                                   -----------

PHOTOGRAPHY/IMAGING: 3.5%
     8,000   CANON INC. (Japan)                                        280,366
    24,235   Xerox Corp.
               (United States)                                         235,322
                                                                   -----------
                                                                       515,688
                                                                   -----------

SOAP & CLEANING PREPARATIONS: 0.8%
     2,100   Henkel KGaA
               (Germany)                                               118,978
                                                                   -----------
TOTAL COMMON STOCKS
  (cost $13,042,249)                                                11,820,463
                                                                   -----------

 PRINCIPAL
  AMOUNT
 ---------
SHORT-TERM INVESTMENTS: 17.7%

MONEY MARKET: 17.1%
$2,423,743   Federated Cash Trust
               Series II Treasury                                    2,423,743
    95,232   Shorebank Pacific                                          95,232
                                                                   -----------
                                                                     2,518,975
                                                                   -----------

CERTIFICATE OF DEPOSIT: 0.6%
    94,000   Permaculture
               6 month CD 2.00%
               Maturity 7/23/02                                         94,000
                                                                   -----------
TOTAL SHORT-TERM INVESTMENTS
  (cost $2,612,975)                                                  2,612,975
                                                                   -----------
TOTAL INVESTMENTS IN SECURITIES:
  (cost  $15,655,224+<F3>): 97.8%                                   14,433,438

Other Assets in excess
  of Liabilities: 2.2%                                                 324,592
                                                                   -----------
NET ASSETS: 100.0%                                                 $14,758,030
                                                                   -----------
                                                                   -----------

 #<F1>  U.S. Security of foreign company.
 *<F2>  Non-income producing security.
 ADR American Depository Receipt.
 +<F3> At February 28, 2002, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

        Gross unrealized appreciation                      $ 1,142,982
        Gross unrealized depreciation                       (2,355,919)
                                                           -----------
        Net unrealized depreciation                        $(1,212,937)
                                                           -----------
                                                           -----------

PERCENT OF
COUNTRY                                        NET ASSETS
----------                                     ----------
Canada                                             2.0%
Denmark                                            6.8%
Finland                                            2.8%
Germany                                            5.2%
Japan                                              5.9%
Norway                                             0.5%
Sweden                                            10.7%
Switzerland                                       10.7%
United States                                     53.2%
Other assets in excess of liabilities              2.2%
                                                 ------
                                                 100.0%
                                                 ------
                                                 ------

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at February 28, 2002 (Unaudited)

ASSETS
     Investments in securities, at value (cost $15,655,224)        $14,433,438
     Cash                                                                8,262
     Receivables:
          Other (Foreign) (cost $183,575)                              192,424
          Dividends and interest                                         3,816
          Fund shares sold                                             133,949
          Investment Securities sold                                       913
     Prepaid expenses                                                    7,092
                                                                   -----------
               Total assets                                         14,779,894
                                                                   -----------

LIABILITIES
     Payables:
          Advisory fee                                                     289
          Administration fees                                            5,230
          Distribution fees                                              5,510
     Accrued expenses                                                   10,835
                                                                   -----------
               Total liabilities                                        21,864
                                                                   -----------

NET ASSETS                                                         $14,758,030
                                                                   -----------
                                                                   -----------
     Shares outstanding (unlimited number
       of shares authorized, without par value)                        739,043
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE      $     19.97
                                                                   -----------
                                                                   -----------

COMPONENTS OF NET ASSETS
     Paid-in capital                                               $16,018,350
     Undistributed net investment loss                                 (49,190)
     Accumulated net realized gain from security
       and foreign currency transactions                                 1,807
     Net unrealized depreciation on investments
       and foreign currency transactions                            (1,212,937)
                                                                   -----------
          Net assets                                               $14,758,030
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the six months ended February 28, 2002 (Unaudited)

INVESTMENT INCOME
     Income
          Dividend income (net of foreign taxes of $712)              $ 20,565
          Interest income                                               12,981
                                                                      --------
               Total income                                             33,546
                                                                      --------
     Expenses
          Advisory fees                                                 54,983
          Administration fees                                           14,876
          Distribution fees                                             13,746
          Custody fees                                                  12,308
          Fund accounting fees                                          10,679
          Audit fees                                                     9,412
          Registration fees                                              7,783
          Transfer agent fees                                            6,516
          Shareholder Reporting                                          5,611
          Legal fees                                                     3,258
          Miscellaneous fees                                             2,172
          Trustee fees                                                   2,172
          Insurance expense                                                362
                                                                      --------
               Total expenses                                          143,878
               Less:  expenses waived and reimbursed                   (61,142)
                                                                      --------
               Net expenses                                             82,736
                                                                      --------
                    NET INVESTMENT LOSS                                (49,190)
                                                                      --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
     Net realized gain on investments and
       foreign currency transactions                                    25,748
     Change in net unrealized appreciation/depreciation on
       investments and foreign currency transactions                   289,316
                                                                      --------
          Net realized and unrealized gain on investments
            and foreign currency transactions                          315,064
                                                                      --------
          NET INCREASE IN NET ASSETS FROM OPERATIONS                  $265,874
                                                                      --------
                                                                      --------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                 SIX MONTHS ENDED   YEAR ENDED
                                                   FEBRUARY 28,     AUGUST 31,
                                                       2002            2001
                                                 ----------------   ----------
                                                    (UNAUDITED)
INCREASE (DECREASE) IN
  NET ASSETS FROM:

OPERATIONS
   Net investment loss                              $   (49,190)   $   (19,643)
   Net realized gain on investments
     and foreign currency transactions                   25,748         82,787
   Change in net unrealized appreciation/
     depreciation on investments and foreign
     currency transactions                              289,316     (2,019,937)
                                                    -----------    -----------
       NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                      265,874     (1,956,793)
                                                    -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                --         (4,758)
   From net realized gain                               (79,037)            --
                                                    -----------    -----------
       TOTAL DISTRIBUTIONS                              (79,037)        (4,758)

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from
     net change in outstanding shares (a)<F4>         6,279,322      2,981,623
                                                    -----------    -----------
       TOTAL INCREASE IN NET ASSETS                   6,466,159      1,020,072

NET ASSETS
   Beginning of period                                8,291,871      7,271,799
                                                    -----------    -----------
   END OF PERIOD                                    $14,758,030    $ 8,291,871
                                                    -----------    -----------
                                                    -----------    -----------
   UNDISTRIBUTED NET INVESTMENT
     INCOME (LOSS)                                  $   (49,190)   $        --
                                                    -----------    -----------
                                                    -----------    -----------

(a)<F4>  A summary of capital share transactions is as follows:

                                 SIX MONTHS ENDED
                                FEBRUARY 28, 2002              YEAR ENDED
                                   (UNAUDITED)               AUGUST 31, 2001
                               ---------------------      --------------------
                                Shares       Value         Shares      Value
                               --------   ----------      --------  ----------
Shares sold                    326,465    $6,490,620      149,669   $3,234,115
Shares issued in reinvestment
  of distributions               3,818        77,551          206        4,640
Shares redeemed                (15,952)     (288,849)     (11,833)    (257,132)
                               -------    ----------      -------   ----------
Net increase                   314,331    $6,279,322      138,042   $2,981,623
                               -------    ----------      -------   ----------
                               -------    ----------      -------   ----------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                                                                SEPTEMBER 30, 1999*<F5>
                                                         SIX MONTHS ENDED       YEAR ENDED              THROUGH
                                                        FEBRUARY 28, 2002    AUGUST 31, 2001        AUGUST 31, 2000
                                                        -----------------    ---------------    -----------------------
                                                           (UNAUDITED)
 Net asset value,
   beginning of period                                        $19.52              $25.37                $21.00
                                                              ------              ------                ------

 INCOME FROM INVESTMENT
   OPERATIONS:
 Net investment income (loss)                                  (0.07)              (0.05)                 0.02
 Net realized and unrealized
   gain (loss) on investments                                   0.65               (5.78)                 4.35
                                                              ------              ------                ------
 Total from
   investment operations                                        0.58               (5.83)                 4.37
                                                              ------              ------                ------

 LESS DISTRIBUTIONS:
 From net investment income                                       --               (0.02)                   --
 From net realized gain                                        (0.13)                 --                    --
                                                              ------              ------                ------
 Total distributions                                           (0.13)              (0.02)                   --
                                                              ------              ------                ------
 Net asset value,
   end of period                                              $19.97              $19.52                $25.37
                                                              ------              ------                ------
                                                              ------              ------                ------
 Total return                                                   2.97%#<F7>        (23.01)%               20.81%#<F7>

 RATIO/SUPPLEMENTAL DATA:
 Net assets,
   end of period (millions)                                    $14.8                $8.3                  $7.3

 RATIO OF EXPENSES TO AVERAGE
   NET ASSETS:
 Before fees waived
   and expenses absorbed                                        2.61%+<F6>          3.11%                 4.48%+<F6>
 After fees waived
   and expenses absorbed                                        1.50%+<F6>          1.50%                 1.50%+<F6>

 RATIO OF NET INVESTMENT INCOME
   (LOSS) TO AVERAGE NET ASSETS:
 Before fees waived
   and expenses absorbed                                       (2.00)%+<F6>        (1.87)%               (2.84)%+<F6>
 After fees waived
   and expenses absorbed                                       (0.89)%+<F6>        (0.26)%                0.14%+<F6>
 Portfolio turnover rate                                        6.98%#<F7>          5.31%                 0.17%#<F7>

*<F5>  Commencement of operations.
+<F6>  Annualized
#<F7>  Not annualized

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

     Portfolio 21 (the "Fund") is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on September 30, 1999. The investment objective of the Fund is to seek long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. Securities Valuation. Securities traded on a national securities exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate at the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Fund includes foreign exchange gains and losses from dividend receivable and other foreign currency denominated payables and receivables in realized and unrealized gain
        (loss) on investments and foreign currency. The Fund does not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain
        (loss) on investments and foreign currency.

        Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

        In order to meet certain excise tax distribution requirements, the Fund is required to measure and distribute annually, net capital gain and net foreign currency gain realized during a twelve-month period ending October 31st. In connection with this, the Fund is permitted for tax purposes to defer into its next fiscal year any net capital losses or net foreign currency losses incurred between November 1st and the end of its fiscal year. The Fund has incurred capital losses of $8,697 and will elect to defer such losses.

     D. Security Transactions, Investment Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     E. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     Progressive Investment Management Corporation (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% of Fund's average daily net assets. For the six months ended February 28, 2002, the Fund incurred $54,983 in advisory fees.

     The Fund is responsible for its own expenses. The Advisor has contractually agreed to limit the Fund's expenses by reducing all or a portion of its fees and reimbursing the Fund's expenses, excluding interest and tax expenses, so that its ratio of expenses to average net assets will not exceed 1.50%. Any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, any time before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. In the case of the Fund's first and second years of operations, the Advisor is permitted to be reimbursed for fee reduction and/or expense absorbed before the end of the fifth and fourth fiscal year, respectively. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. For the six months ended February 28, 2002, the Advisor waived fees of $52,585 and absorbed expenses of $8,557.

     At February 28, 2002, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $281,667. The Advisor may recapture a portion of the above amount no later than August 31, 2006.

     U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

       Under $15 million                $30,000
       $15 to $50 million               0.20% of average daily net assets
       $50 to $100 million              0.15% of average daily net assets
       $100 to $150 million             0.10% of average daily net assets
       Over $150 million                0.05% of average daily net assets

     For the six months ended February 28, 2002, the Fund incurred $14,876 in administration fees.

     U.S. Bancorp Fund Services, LLC provides fund accounting and transfer agency services for the Fund.

     Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the six months ended February 28, 2002, the Fund incurred $13,746 in distribution fees.

NOTE 5 - INVESTMENT TRANSACTIONS

     The cost of purchases and the proceeds from sales of securities for the six months ended February 28, 2002, excluding short-term investments, were $4,965,868 and $641,551 respectively.

                                    Advisor
                 PROGRESSIVE INVESTMENT MANAGEMENT CORPORATION
                              2435 SW Fifth Avenue
                            Portland, Oregon  97201
                             (877) 351-4115 EXT. 21

                                  Distributor
                            QUASAR DISTRIBUTORS, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                                   Custodian
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                                 Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                            Independent Accountants
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                       Philadelphia, Pennsylvania  19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                     San Francisco, California  94105-3441

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Due to market volatility, fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.